Vanguard Funds

Supplement Dated July 20, 2023, to the Statement of Additional Information
The boards of trustees of the Vanguard funds (the “Boards”) have elected Grant Reid as a trustee of the Boards, effective July 20, 2023.
Statement of Additional Information Text Changes
In the Management of the Fund(s) section under “Officers and Trustees,” Mr. Reid is added to the table as follows:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Independent Trustees
Grant Reid (1959)	Trustee	July 2023	Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.	205
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